Exhibit 10.83

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”), entered into as of June 27, 2017 (the “Effective Date”), is made by and between Aethlon Medical, Inc., a Nevada corporation (the “Company”), and the undersigned holders of warrants (collectively, the “Warrant Holders” ) to purchase shares of the Company’s common stock, par value $.0001 per share (the “Common Stock”) and convertible notes (the “Notes”), as detailed on Schedule A hereto.

WHEREAS, the Company issued Warrants (the “Warrants”) to purchase shares of Company Common Stock on the dates and in the amounts set forth on Schedule A hereto to the Warrant Holders; and

WHEREAS, the Company agreed to exchange each of the Warrants for 0.75 shares of Common Stock, as well as to make certain amendments to the terms of the Notes.

NOW THEREFORE, in consideration of the covenants and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1.
EXCHANGE OF EXISTING WARRANTS

Effective immediately, the Warrant Holders hereby agree to exchange the Warrants to the Company in exchange for the number of unregistered shares of Common Stock (the “Exchange Shares”) as set forth on Schedule A hereto without the payment of any additional consideration. Upon receipt by the Warrant Holders of the Exchange Shares, the Warrants shall be deemed cancelled.

ARTICLE 2.

AMENDMENTS TO THE NOTES

The Expiration Date of the Notes is hereby extended to July 1, 2019. The Conversion Price of the Notes is hereby reduced from $4.00 to $3.00. Each holder of a Note (each, a “Noteholder”) agrees to not request any conversions of its Notes from the date hereof until August 1, 2017 unless if the trading price for a share of the Company’s Common Stock on such trading day is at least $4.00, then the Noteholders may effect conversions of the Notes on that trading day only.

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES OF THE WARRANT HOLDERS

The Warrant Holders each hereby represent and warrant to the Company as follows:

Section 3.1. The Warrant Holder represents and warrants that it has good and marketable title to the Warrants held by the Warrant Holder free and clear of all liens, charges and encumbrances whatsoever, other than encumbrances by one or more brokers of the Warrant Holder, which shall terminate upon cancellation, and encumbrances under federal and state securities laws.

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Section 3.2. The Warrant Holder has the requisite power and authority to enter into this Agreement. The execution, delivery and performance of this Agreement by the Warrant Holder and the consummation by it of the transactions contemplated hereby have been duly authorized, and no further consent or authorization of the Warrant Holder is required. When executed and delivered by the Warrant Holder, this Agreement shall constitute a valid and binding obligation of the Warrant Holder enforceable against the Warrant Holder in accordance with its terms, except as the enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

Section 3.3. The Warrant Holder is an “accredited investor” (as defined in Rule 501 of Regulation D), and the Warrant Holder has the experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Warrants and the Exchange Shares.

ARTICLE 4.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Warrant Holders as follows:

Section 4.1. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Nevada.

Section 4.2. The Company has the requisite power and authority to enter into this Agreement. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of the Company or its Board of Directors, stockholders, or partners, as the case may be, is required. When executed and delivered by the Company, this Agreement shall constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

Section 4.3. The issuance of the Exchange Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement, the Exchange Shares shall be validly issued and free from all preemptive or similar rights, taxes, liens and charges and other encumbrances with respect to the issue thereof and the Exchange Shares shall be fully paid and nonassessable with the holders being entitled to all rights accorded to a holder of Common Stock.

Section 4.4. The amendments to the Notes set forth herein shall not in any way affect the holding period of the Notes or any other securities of the Company owned by holders of the Notes.

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ARTICLE 5
MISCELLANEOUS

Section 5.1. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York without reference to conflicts of law provisions of any jurisdiction.

Section 5.2. Entire Agreement. This Agreement contains the entire understanding of the parties to this Agreement with respect to the subject matter hereof and supersedes all other agreements and understandings between or among any of the parties with respect to the subject matter hereof. Except as otherwise amended in this Agreement, the terms of the Notes and Warrants remain as originally drafted.

Section 5.3. Amendment. Any term of this Agreement may be amended or waived only with the written consent of the Company and the Warrant Holder.

Section 5.4. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and permitted transferees, except as may be expressly provided otherwise herein. Neither party hereto may assign this Agreement without the prior written consent of the other party, and any purported assignment without the consent shall be void and without effect.

Section 5.5. Invalidity of Provisions. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, and the parties agree to negotiate, in good faith, a legal and enforceable substitute provision which most nearly effects the parties’ intent in entering into this Agreement.

Section 5.6. Counterparts. This Agreement may be executed in any number of counterparts, the combination of which shall be enforceable against the parties actually executing the counterparts, and all of which together shall constitute one instrument. Delivery of an executed counterpart signature page to this Agreement by facsimile or similar electronic transmission will be effective as delivery of a manually executed counterpart thereof and will be deemed an original signature for all purposes.

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IN WITNESS WHEREOF, the parties hereto have executed or caused this Exchange Agreement to be executed as of the date set forth above.

AETHLON MEDICAL, INC.

NAME:
TITLE:

[Signature Pages continue]

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IN WITNESS WHEREOF, the parties hereto have executed or caused this Exchange Agreement to be executed as of the date set forth above.

ALPHA CAPITAL ANSTALT

NAME:
TITLE:

[Signature Pages continue]

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IN WITNESS WHEREOF, the parties hereto have executed or caused this Exchange Agreement to be executed as of the date set forth above.

osher capital partners, llc

NAME:
TITLE:

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schedule a

warrants and notes

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